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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  February 15, 2001



                               VISTA BANCORP, INC.
             (Exact name of registrant as specified in its charter)



      New Jersey                        0-21264                   22-2870972
----------------------------          -----------              ----------------
(State or other jurisdiction          (Commission              (I.R.S. employer
of incorporation)                     file number)             Id. No.)



305 Roseberry Street, P.O. Box 5360, Phillipsburg, New Jersey       08865
-------------------------------------------------------------     ----------
(Address of Principal Executive Offices)                          (Zip Code)




Registrant's telephone number, including area code:  (908) 859-9500



Former name or former address, if changed from last report:  Not Applicable.


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                               VISTA BANCORP, INC.
                                    FORM 8-K


Item 1. CHANGES IN CONTROL OF REGISTRANT

                  Not Applicable.


Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

                  Not Applicable.


Item 3. BANKRUPTCY OR RECEIVERSHIP.

                  Not Applicable.


Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  Not Applicable

Item 5. OTHER EVENTS.

                  On February 15, 2001, the Board of Directors of the Registrant amended Sections 202 and 204 of the Bylaws of the Registrant in accordance with Section 801 of the Bylaws of the Registrant. The text of the amended Sections 202 and 204 of the Bylaws is filed as an exhibit to this report.


Item 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  Not Applicable.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

                  The text of the amended Section 202 and 204 of the Bylaws of the Registrant is attached hereto as Exhibit 1.


Item 8. CHANGE IN FISCAL YEAR.

                  Not Applicable

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                VISTA BANCORP, INC.
                                                -------------------
                                                (Registrant)


Date:  February 15, 2001                    /s/ BARBARA HARDING
                                            ------------------------------
                                            Barbara Harding, President and
                                            Chief Executive Officer